UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Event: December 19, 2007

CHINA RUITAI INTERNATIONAL HOLDINGS CO., LTD.

(Exact name of registrant as specified in its charter)

Delaware	000-04494	13-5661446
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Wenyang Town Feicheng City ShanDong, China 271603
(Address of principal executive offices)

Registrant’s telephone number, including area code: 86 538 3850 703

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

a)

Previous Independent Accountant

On December 19, 2007 the Company dismissed Child, Van Wagoner & Bradshaw, PLLC, 5296 South Commerce Drive, Suite 300, Salt Lake City, Utah 84107, as the Company’s auditor for the fiscal year ending December 31, 2007.  The decision to dismiss the auditor was recommended and approved by the Board of Directors.

The reports of Child, Van Wagoner & Bradshaw, PLLC, for the past two fiscal years did not contain any adverse opinion or disclaimer of opinion, except for a “going concern” qualification, and were not qualified or modified as to any uncertainty, audit scope or accounting principle.  During the Company’s two most recent fiscal years and any subsequent interim period up to and including the date of the Company's dismissal of Child, Van Wagoner & Bradshaw, PLLC,  there have been no disagreements with Child, Van Wagoner & Bradshaw, PLLC, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Child, Van Wagoner & Bradshaw, PLLC,  would have caused them to make reference thereto in their report on the financial statements for such periods.

On December 20, 2007, the Company provided a draft copy of this report on Form 8-K to Child, Van Wagoner & Bradshaw, PLLC, requesting their comments on the information contained therein.   The responsive letter from Child, Van Wagoner & Bradshaw, PLLC, will be filed as an exhibit to an amended report on Form 8-K as soon as it is available.

b)

New Independent Accountant

 On December 19, 2007, the Board of Directors appointed the firm of Keith Zhen, LLP, 26/F, Citicorp Centre, 18 Whitfield Road, Causeway Bay, Hong Kong, as independent auditors of the Company for the fiscal year ending December 31, 2007.

During the two most recent fiscal years and any subsequent interim period, neither the Company, nor anyone on its behalf, consulted with Keith Zhen, LLP regarding the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, nor did the entity of Keith Zhen, LLP, provide advice to the Company, either written or oral, that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue. Further, during the Company's two most recent fiscal years or subsequent interim period, the Company has not consulted the entity of Keith Zhen, LLP, on any matter that was the subject of a disagreement or a reportable event.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA RUITAI INTERNATIONAL HOLDINGS CO., LTD.

By: /s/

 Dian Min Ma, Chief Executive Officer

Date: December 19, 2007